UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2007

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Registrant)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

	001-32947 (Registrant)	51-6573369 (Registrant)
Delaware	001-32948 (Co-Registrant)	34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Barclays Global Investors International, Inc.

45 Fremont Street

San Francisco, California 94105

Attn: BGI’s Product Management Team

Intermediary Investor and Exchange-Traded Products Group

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 597-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 27, 2007, Barclays Global Investors International, Inc. (“BGII”), as the Sponsor of the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”), and Barclays Global Investors, N.A., as Administrative Trustee, entered into an amendment, which is attached hereto as Exhibit 4.1 and incorporated by reference herein, to the Amended and Restated Trust Agreement with respect to the Trust (the “Trust Agreement”) and BGII and the Trust entered into an amendment, which is attached hereto as Exhibit 4.2 and incorporated by reference herein, to the Limited Liability Company Agreement of iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (the “Investing Pool Agreement”). The amendments revise the definition of the term “Exchange” in the Investing Pool Agreement and the Trust Agreement in connection with the transfer of the listing of the shares (the “Shares”) representing units of fractional undivided beneficial interest in the net assets of the Trust from the New York Stock Exchange to NYSE Arca. The amendments also clarify that the net asset value of the Investing Pool and of the Trust and the net asset value per Share will continue to be determined as of 4:15 P.M., New York City time, on each business day on which NYSE Arca is open for regular trading even though the Shares may trade during extended trading hours on NYSE Arca.

Item 9.01. Financial Statements and Exhibits

Exhibit 4.1: Amendment, dated as of December 27, 2007, to the Amended and Restated Trust Agreement (filed pursuant to Item 5.03).

Exhibit 4.2: Amendment, dated as of December 27, 2007, to the Limited Liability Company Agreement (filed pursuant to Item 5.03).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have duly caused this report to be signed on their behalf by the undersigned in the capacities* indicated thereunto duly authorized.

Date: December 27, 2007

iShares® S&P GSCI™ Commodity-Indexed Trust
(Registrant)

Barclays Global Investors International, Inc.

By:	/s/ LEE KRANEFUSS
Name:	Lee Kranefuss
Title:	President and Chief Executive Officer

By:	/s/ MICHAEL A. LATHAM
Name:	Michael A. Latham
Title:	Chief Financial Officer

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC
(Rule 140 Co-Registrant)

Barclays Global Investors International, Inc.

By:	/s/ LEE KRANEFUSS
Name:	Lee Kranefuss
Title:	President and Chief Executive Officer

By:	/s/ MICHAEL A. LATHAM
Name:	Michael A. Latham
Title:	Chief Financial Officer

*	The Registrant is a trust and the Co-Registrant is a limited liability company, and the persons are signing in their capacities as officers of Barclays Global Investors International, Inc., the Sponsor of the Registrant and the Manager of the Co-Registrant.